iShares®

iShares, Inc.

Supplement dated March 18, 2020 (the “Supplement”)

to the Statement of Additional Information dated December 30, 2019 (as revised March 2, 2020)

(the “SAI”) for the iShares MSCI Frontier 100 ETF (FM) (the “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and SAI for the Fund.

Effective immediately the SAI is amended as follows:

Amman Stock Exchange (ASE), the national stock exchange of Jordan, announced the suspension of trading from March 17, 2020 until further notice.

The Colombo Stock Exchange, the national stock exchange of Sri Lanka, has announced the suspension of trading on March 16, 17 and 18, 2020. There can be no assurance that trading will resume after March 18, 2020 or when such resumption will occur.

Further, certain local markets in which the Fund invests have been subject to closures, such as Kuwait which recently closed for one trading day, and there can be no assurance that trading will continue in any local markets in which the Fund invests, when any resumption of trading will occur or, once such markets resume trading, whether they will face further closures.

The suspension of trading in the foregoing countries, other countries in which the Fund invests, or other events related to the coronavirus will have an impact, on the Fund and its investments, will impact the Fund’s ability to purchase or sell securities in such local markets, and is expected to result in elevated tracking error and increased premiums or discounts to the Fund’s net asset value.

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.	IS-SUPP-FM-0320-3

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE